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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2005

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                            ERGO SCIENCE CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                   333-69172               04-3565746
         (State or other               (Commission           (I.R.S. Employer
  jurisdiction of incorporation)       File Number)       Identification Number)

      790 Turnpike St., Suite 202
           North Andover, MA                                       01845
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (978) 688-8833

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
             AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On November 15, 2005, Ergo Science Corporation (the "Company") issued a press release announcing that the audit committee of the Company's board of directors (the "Audit Committee"), upon the recommendation of management and with the concurrence of the Company's independent registered public accountants, Deloitte & Touche LLP ("Deloitte"), has concluded that the Company's previously issued financial statements as filed in its Form 10-Q for the quarterly period ended June 30, 2005 and referenced below should no longer be relied upon because of errors in those financial statements and should be restated to reflect necessary accounting adjustments. The Audit Committee reached its conclusions on November 14, 2005. The adjustments do not affect the Company's reported revenues, its cash flows or its cash/liquidity position. The Company currently believes that principally as a result of the seasonality of the business of Nexus Media, the 2004 annual results of Nexus Media reported in the 8-K/A filed on June 17, 2005 are not materially misstated.

         The Company discovered that there were errors under US GAAP in the timing of recognition principally of certain sales and marketing costs relating to future events or publications during fiscal year 2004 and fiscal year 2005 by the business-to-business publishing division (referred to herein as "Nexus Media") recently acquired by the Company from Highbury House Communications plc, a company organized under the laws of the United Kingdom ("Highbury House"). Nexus Media consisted of eight wholly-owned subsidiaries of Highbury House, which before the acquisition had not prepared quarterly separate or consolidated financial statements. The error arose primarily because certain sales and marketing costs relating to future events or publications during fiscal year 2004 and fiscal year 2005 by Nexus Media were deferred to and expensed in subsequent periods when they should have been expensed during the period in which they were incurred.

         While management is continuing to quantify the errors, management estimates that the errors result in the following adjustments:

         o the overstatement of cost of revenues and the understatement of net income before tax of Nexus Media of $76,000; and the understatement of total assets of Nexus Media of $76,000 on the balance sheet, for the three month period ended March 31, 2004;

         o the understatement of cost of revenues and the overstatement of net income before tax of Nexus Media of $246,000; and the overstatement of total assets of Nexus Media of $246,000 on the balance sheet, for the three month period ended June 30, 2004;

         o the overstatement of cost of revenues and the understatement of net income before tax of $24,000; and the understatement of the total assets of Nexus Media of $24,000 on the balance sheet, for the three month period ended March 31, 2005; and

         o the understatement of cost of revenues and the overstatement of net income before tax of the Company of $116,000; and the overstatement of total assets of the Company of $116,000 on the balance sheet, for the three month period ended June 30, 2005.

         The Company expects to file its restated financial statements in an amendment to its Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2005.

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         The Audit Committee and management have discussed with Deloitte the matters disclosed in this Current Report on Form 8-K.

         A copy of the Company's November 15, 2005 press release announcing the restatement is attached hereto as Exhibit 99.1, and the portion thereof relating to the restatement is incorporated in this Item 4.02 by reference. This Form 8-K and Exhibit 99.1 contain statements intended as forward-looking statements, which are subject to the cautionary statements set forth in the press release.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

     99.1    Press Release dated November 15, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ERGO SCIENCE CORPORATION


Date:  November 15, 2005               By: /s/ Ling Kwok
                                           -------------------------------------
                                           Ling Kwok
                                           Vice President, Corporate Development